SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934


Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                                AngioGenex
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

                                ANGIOGENEX, INC.
                            425 Madison Ave Ste 902
                                New York NY 10017


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on December 27, 2006


To the Stockholders of AngioGenex, Inc.:

   Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of AngioGenex, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, December 27, 2006 at 9:30 a.m. Eastern Standard Time, at the Company's executive offices, 425 Madison Ave Ste 902 New York NY 10017, for the following purposes:

   1. To re-elect a Board of four (4) directors of the Company, to serve until the 2007 annual meeting of stockholders or until their successors are duly elected and qualified;

   2. Ratification of Williams & Webster, P.S. as independent auditors

   3. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

   A proxy statement attached to this notice describes these matters in more detail as well as additional information about the Company and its officers and directors. The Board of Directors has fixed the close of business on November 11, 2006 as the record date and only holders of record of the Company's common stock as of the close of business November 11, 2006 are entitled to receive this notice and to vote at this Annual Meeting and at any adjournments or postponements thereof.

                                 By Order of the Board of Directors

                                 /s/ Richard Salvador
                                 -------------------------------------
                                 Richard Salvador
                                 President and Chief Executive Officer

New York, NY
Date:  November 27, 2006


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               ANGIOGENEX, INC.
                    425 Madison Avenue 9th Floor-Ste 902
                             New York N.Y. 10017


                               PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of AngioGenex, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, December 27, 2006 at 9:30 a.m. Eastern Standard Time, at the Company's executive offices, 425 Madison Ave Ste 902 New York NY 10017, for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about November 20, 2006.


                       GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares on November 11, 2006, the record date. At the close of business on the record date, 20,047,825 shares of common stock. Shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by, Martin Murray, Secretary, who has been appointed prior to the Annual Meeting. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present. A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal. Proposal 1 is considered a routine proposal

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders. If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof. The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting. If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct. If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Any written notice of revocation or subsequent Proxy should be delivered to AngioGenex, Inc. 425 Madison Ave Ste 902 New York NY 10017, Attention: Secretary, or hand-delivered to the Secretary of AngioGenex, Inc. at or before the taking of the vote at the Annual Meeting.

DISSENTERS - RIGHTS OF APPRAISALS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you. We will reimburse our transfer agent for its out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $20,000. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. We will not pay our employees additional compensation for contacting you.

                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

The Company's business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for re-election
four directors currently serving on the Board.    See "Nominees for Director"
below for profiles of the nominees. After the election of the directors at the Annual Meeting, the Company's Board will have four directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company's affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their positions at the Company, and the period during which they have served as a director of the Company are set forth in the following table and paragraphs:


                                                               Served as
Name              Age   Principal Occupation                   Director Since
----------------  ---   -------------------------------------  --------------
Michael Strage    47    Chairman of the Board                  1999
Richard Salvador  72    President and Chief Executive Officer  1999
Martin Murray     44    Secretary, Director                    1999
George Gould      61    Director, Vice President               1999

__________________


Michael M. Strage, Chairman and VP Business Development. Mr. Strage has been our Chairman and VP of Business Development since 1999. Mr. Strage, age 46, is a co-founder of Axonyx Inc., a publicly traded biotechnology company (NASDAQ:TPTX) engaged in the development of drugs to treat Alzheimer's disease. As a founding Officer and Director he was responsible for all business and administrative aspects of Axonyx from its inception in 1996 to its listing on the NASDAQ-NMS in January 2001. As Vice President and Chief Administrative Officer of Axonyx, Mr. Strage was responsible for negotiating all of the company's major corporate transactions including the agreements under which Axonyx first acquired its intellectual property portfolio that includes the commercial rights to the pre-clinical research and development programs at New York University School of Medicine and the National Institute on Aging, and subsequently out-licensed some of those rights through pharmaceutical joint development agreements, including a major world-wide licensing agreement with Serono International S.A. (NYSE:SRA) In addition, Mr. Strage directed all aspects of the administrative operations of Axonyx including finance, where he participated actively in each of the multiple phases of the company's capital formation, budgeting, human resources, infrastructure, corporate communications and investor relations. As Chairman and founder of AngioGenex, Mr. Strage recruited and assembled the AngioGenex management team and its Scientific Advisory Board. On the Company's behalf, he acquired the exclusive rights to Dr. Benezra's anti-cancer work by negotiating the Company's Industrial Research and Commercial licenses with MSKCC. Mr. Strage was responsible for raising the seed capital used to create the Company and that funded the collaboration with Memorial Sloan Kettering Cancer Center. Prior to joining Axonyx in 1996, Mr. Strage was an associate at the Los Angeles law firm of Hancock, Rothert & Bunschoft and prior thereto an assistant district attorney at the Manhattan District Attorney's office.

Richard A. Salvador, Ph.D., Chief Executive Officer, President, and Director. Dr. Salvador has been our Chief Executive Officer, President and a director of our company since 1999. Dr. Salvador, age 73, was with Hoffmann-La Roche, Inc. from 1970 to 1997, most recently as Vice-President and Director of International Pre-clinical Development and Deputy to the President, International Research and Development. The three major departments reporting to him worldwide were Toxicology and Pathology, Drug Metabolism, and Pharmaceutical Research and Development. In the U.S., Dr. Salvador was responsible for approximately 350 personnel and an annual budget in excess of $60 million. Dr. Salvador was also a member of key international Hoffman-La

Roche (ROG.VX) R&D committees. Dr. Salvador is on the Board of Directors of Suntory Pharmaceutical Research Laboratories, Cambridge, MA, and was a Senior Scientific Advisor to Axonyx Inc.which recently merged with TorreyPines Therapeuitcs (NASDAQ: TPTX), New York, NY. He has served as a consultant to the biotechnology industry in recent years. Dr. Salvador has a Ph.D. in Pharmacology from George Washington University, Washington, DC.


Martin F. Murray, CPA, MBA, Controller, Secretary, CFO, Director. Mr. Murray has been our Controller, Secretary, Treasurer, CFO and Director since 1999. Mr. Murray, age 40 is a founder and managing partner of Murray and Josephson, CPAs, LLC. He previously held the position of managing partner at the accounting firm of Leeds & Murray, and audit manager with Eisner, LLP. His experience includes providing accounting, auditing, tax, and consulting services for publicly-traded and privately-owned companies, including: professional organizations, biotechnology companies, creative artists, and manufacturing firms. Mr. Murray has appeared on television news as a guest expert and has led a series of Continuing Professional Education seminars. He is a member of the tax section of the American Institute of Certified Public Accountants, and the New York State Society of Certified Public Accountants where he served on the health care committee. He earned his MBA in taxation from Baruch College where he also earned his BBA in Accountancy.


George Gould, Esq., Vice President and General Counsel, Director. Mr. Gould has been our Vice President and General Counsel since 1999. Mr. Gould, age 67, was the Chief Patent Counsel and Vice President of Licensing and Corporate Development at Hoffmann-La Roche, Inc. from 1989 to 1996. Since 1989, Mr. Gould has also been a Director of Protein Design Labs, Inc. (NASD:
PDLI), a biotechnology company engaged in the development of humanized monoclonal antibodies for the prevention and treatment of disease, with a current market capitalization of $2.4 billion, of Tapestry Pharmaceuticals, Inc. (NASD:TAPH - formerly NaPro Biopharmaceuticals, Inc.) an early stage targeted oncology products company and Supratek Pharma, Inc., a private formulation development company. Since 1996, Mr. Gould has taught patent law at Seton Hall University Law School and has been "of-counsel" to the law firm of Gibbons, DelDeo, Dolan, Griffinger & Vecchione. Mr. Gould has degrees in Chemistry from Johns Hopkins University and law from Columbia University and New York University.


There are no family relationships among any of the directors or officers of the Company.

Vote Required

The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned four nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

Director Qualifications and Nominations

The Nominating Committee recommends for the Board of Directors' selection all director nominees. The members of the Nominating Committee identify, consider and recommend candidates for membership on the Board and will consider suggestions from stockholders for nominees for election as directors at the 2007 Annual Meeting, provided that the recommendations are received on a timely basis and meet the criteria set forth below. The Nominating Committee and the Board of Directors do not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. While the Nominating Committee and the Board of Directors have not determined minimum criteria for director nominees, they seek to achieve a balance of knowledge, experience and capability on our Board. To this end, the Nominating Committee seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the Nominating Committee considers the level of the candidate's commitment to active participation as a director, both at Board and committee meetings and otherwise.

Stockholder Nomination of Director Candidates

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Restated Bylaws. In addition, the notice must include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Our Restated Bylaws specify additional nomination requirements. In order to include a proposal for such nomination of a director in our proxy statement for next year's annual meeting, the written proposal will be subject to the deadlines and procedures described under "Stockholder Proposals" and in the bullet points below. The independent directors of the Board have established the following procedure for stockholders to submit director nominee recommendations:

   o If you would like to recommend a director candidate for the next annual meeting, you must submit the recommendations by mail to our Secretary at our principal executive offices, no later than the 120th calendar day before the anniversary date of the previous year's annual meeting.
   o Recommendations for candidates must be accompanied by personal information of the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and such other information as determined by our Secretary and as necessary to satisfy rules and regulations of the Securities and Exchange Commission and our bylaws, together with a letter signed by the proposed candidate consenting to serve on the Board if nominated and elected.

The Nominating Committee considers nominees based on the Company's need to fill vacancies or to expand the Board, and also considers the Company's need to fill particular roles on the Board or committees thereof (e.g. independent director, audit committee financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills. The Nominating Committee and the full Board of Directors will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.


Communications with the Board of Directors

Any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: The Board of Directors, AngioGenex, Inc. 425 Madison Ave Ste 902 New York NY 10017.


Director Attendance at Annual Meetings

The Company encourages, but does not require, its directors to attend annual stockholders meetings.

Executive Officers

In addition to Messrs. Strage, Salvador, Murray and Gould profiled above, the following person serves as an executive officer of the Company.

William A. Garland, Ph.D., Vice President and Chief Operating Officer. Dr. Garland, age 60, joined the Company in July 2001 and has been the Company's Vice President and Chief Operating Officer since joining the Company. Immediately prior to joining AngioGenex, he was Vice President Scientific Affairs of Atairgin Technologies, Inc. an emerging healthcare technology company, where he was responsible for all aspects of R&D, quality and clinical effort associated with the Company's oncology-related diagnostic and therapeutic efforts. From 1994 to 2000, Dr. Garland was Executive Vice President Pharmaceutical Development with Centaur Pharmaceuticals Incorporated, a Silicon Valley development stage biopharmaceutical company. At Centaur, he was responsible for all aspects of pre-clinical drug testing, the design and execution of clinical studies, quality assurance, quality control, pilot manufacturing, interactions with the FDA and international drug regulatory authorities along with presentation of Centaur's development efforts to potential corporate partners and investors. While at Centaur he progressed three projects from discovery stage to Phase II clinical testing, and helped manage the growth of Centaur from fewer than a dozen employees to more than 100 employees in a six-year period. At Centaur, Dr. Garland also co-invented a compound, CPI-1189, that demonstrated efficacy in two Phase II clinical trials, and was a key participant in the successful negotiation of an approximately $80 million corporate alliance with Arcus, Astra AB's (NYSE:
AZN) neuroscience company, and the successful negotiation of an approximately $30 million corporate alliance with Lundbeck A/S. CPI-1189 is currently in Phase III clinical development as REN-1654 (Renovis Inc; NASDAQ: RNVS.). Dr. Garland was with Hoffmann-La Roche, Inc. from 1974-1994, most recently as Senior Director and U.S. Head of International Project Management. During his 20-year tenure at Roche, he managed groups consisting of as many as 100 scientific and administrative personnel. Dr. Garland received a BS in chemistry from the University of San Francisco and a Ph.D. in medicinal chemistry from the University of Washington. He has authored or co-authored over 100 scientific publications.

The Company has adopted a Code of Ethics that applies to the Company's principal executive officer, principal financial officer, controller, other officers and managers. The Company's will provide a copy of the Company's Code of Ethics free of charge upon written request to the requesting party.

For information regarding the compensation of executives see "Executive Compensation."


PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board has selected Williams & Webster, P.S. to audit the financial statements of the Company for the fiscal year ending December 31, 2006 and the year ending December 31, 2007. Williams & Webster, P.S. has been the Company's auditors, since February 7, 2006. Williams & Webster, P.S. acted as the Company's private predecessor's independent auditors for the year ended December 31, 2005, 2004 and 2003. As such, management has a good working relationship with Williams & Webster, P.S.. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of Williams & Webster, P.S..

A representative of Williams & Webster, P.S. is not expected to be present at the Annual Meeting of Shareholders.

Audit Fees

We incurred aggregate fees and expenses of $56,448 over the last three years from our independent registered public accounting firm, Williams & Webster, P.S. for the fiscal years 2005, 2004 and 2003 annual audit and for review of AngioGenex's consolidated financial statements included in its Forms 10-QSB for the 2006 and 2005 fiscal years.


Audit-Related Fees

Williams & Webster, P.S. did not bill the Company for any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements which are not disclosed above.

Tax Fees

Williams & Webster, P.S. did not bill the Company for professional services rendered for tax compliance, tax advice, and tax planning in fiscal 2005.

Financial Information Systems Design and Implementation Fees

Williams & Webster, P.S. did not perform any information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2004.

All Other Fees

There were no other fees billed to the Company by Williams & Webster, P.S. through December 31, 2005.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Williams & Webster, P.S. to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2005, or subsequent interim periods.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                        RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF WILLIAMS & WEBSTER, P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 AND DECEMBER 31, 2007.


                      PROPOSAL NO. 3:  OTHER BUSINESS


As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the recommendation of the Board of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                   REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Board as a whole sits as the Finance and Audit Committees and oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Williams & Webster, P.S. is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

The Board Committee acts pursuant to a written charter that has been adopted by the Board of Directors. The Committee has discussed and reviewed with the auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Williams & Webster, P.S. with and without management present, to discuss the overall scope of Williams & Webster, P.S. audit, the results of its examinations, its evaluations of the Company's internal controls, and the overall quality of its financial reporting.

The Board has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the Board of Directors recommended that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of November 11, 2006 by
(i) each person who is known by us to own beneficially more than 5% of common stock, (ii) each of the our Chief Executive Officer and our Chief Financial Officer, all acting in such capacities as of December 31, 2005, (iii) each of our directors and (iv) all of our current officers and directors as a group. Except as otherwise listed below, the address of each person is c/o AngioGenex, Inc. 425 Madison Ave Ste 902 New York NY 10017.

The percentage of shares beneficially owned is based on 20,047,825 shares of common stock outstanding as of November 11, 2006. Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of November, 2006 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of 5% or more of our voting Common Stock. Except as noted the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants. Percentage ownership information is based on 20,047,285 shares of Common Stock outstanding as of the date of this Memorandum which assumes the conversion of the Company's convertible loan into 7,050,285 shares of restricted common stock, plus shares of common stock issuable to such person that are currently exercisable or that will become exercisable within 60 days of the date of this Memorandum. Percentage information for each person assumes that no other individual will exercise any warrants and/or options.


                                                  Shares
                                                  Beneficially    Percent of
                                                  Owned           Class
                                                  ------------    ----------
Michael Strage -
  founder and Chairman of the Board (1)              3,375,639         12.4%

Atypical BioVentures Fund, LLC (2)                   3,652,505         13.4%

Granadilla Holdings Ltd.                             4,026,828         14.7%

William Garland - Chief Operating Officer (3)        1,250,000          4.5%

Richard Salvador -
  Founder and Chief Executive Officer (4)            2,165,364          7.9%

George Gould - V.P. and General Counsel (5)            739,142          2.7%

Martin Murray -
  Secretary, and Chief Financial Officer (6)           189,000          0.6%

All Directors and Officers' as a group (5 persons)   7,719,145         28.3%

(1) Includes shares underlying options, , and warrants of 300,000, 182,625, and 120,000 respectively.
(2) Includes 3,652,505 issuable upon the exercise of outstanding warrants. Does not include any shares underlying any options that may be earned by Aurora Capital LLC, an affiliate, in its role as a Placement Agent.
(3) Includes 470,000 shares issuable upon the exercise of outstanding options.
(4) Includes 290,000 shares issuable upon the exercise of outstanding options, 52,000 of which are owned by Mr. Garland's family members and 547,876 shares issuable upon the exercise of outstanding warrants.
(5) Includes shares underlying options and warrants of 140,000, and 182,625, respectively.
(6) Includes 60,000 shares issuable upon the exercise of outstanding options.


Persons Sharing Ownership of Control of Shares

The following own or share the power to vote five percent (5%) or more of the Company's securities: Michael Strage - founder and Chairman of the Board, Atypical BioVentures Fund, LLC, Granadilla Holdings Ltd, and Richard Salvador
- Founder and Chief Executive Officer have indicated that they would vote in favor of the Proposals in this Proxy Statement.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Our compensation and benefits program is designed to attract, retain and motivate employees to operate and manage our company for the best interests of its constituents. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. The compensation philosophy is based on equity rather than cash.


SUMMARY COMPENSATION TABLES
                       ------------------------------------------------------
                                      Annual Compensation
                       ------------------------------------------------------
                                                                    Common
     Name and                                      Other Annual     Stock
Principal Position  Year    Salary ($)    Bonus ($)  Compensation   Awards
                                                                    In Shares
-----------------------------------------------------------------------------
Michael Strage
    Chairman of the Board
                   2003     -0-           -0-         -0-               -0-
                   2004     -0-           -0-         -0-               -0-
                   2005     -0-           -0-         -0-             120,000
-----------------------------------------------------------------------------
Richard Salvador
    President/CEO  2003     -0-           -0-         -0-               -0-
                   2004     -0-           -0-         -0-               -0-
                   2005     -0-           -0-         -0-             120,000
-----------------------------------------------------------------------------
Martin Murray
    Sec. & Dir     2003     -0-           -0-         -0-               -0-
                   2004     -0-           -0-         -0-               -0-
                   2005     -0-           -0-         -0-              10,000
-----------------------------------------------------------------------------
George Gould
    VP & Director  2003     -0-           -0-         -0-               -0-
                   2004     -0-           -0-         -0-               -0-
                   2005     -0-           -0-         -0-              20,000
-----------------------------------------------------------------------------
William A. Garland, Ph.D.
VP and COO         2003     -0-           -0-         -0-               -0-
                   2004     -0-           -0-         -0-               -0-
                   2005     -0-           -0-         -0-               -0-
-----------------------------------------------------------------------------

Long Term Compensation Table


                     --------------------------------------------------------
                                      Long Term Compensation
                     --------------------------------------------------------
                                    Awards             Payouts
                     --------------------------------------------------------
                      Restricted  Stock Securities      LTIP     All Other
Name and Principal    Award(s)($) Underlying Options/   Payouts  Compensation
     Position      Year           SARs(#)               ($)      ($)
-----------------------------------------------------------------------------
Michael Strage
    Chairman of the Board
                   2003    -0-           -0-                -0-       -0-
                   2004    -0-           -0-                -0-       -0-
                   2005    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------
Richard Salvador
    President/CEO  2003    -0-           -0-                -0-       -0-
                   2004    -0-           -0-                -0-       -0-
                   2005    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------
Martin Murray
    Sec. & Dir.    2003    -0-           -0-                -0-       -0-
                   2004    -0-           -0-                -0-       -0-
                   2005    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------
George Gould       2003    -0-           -0-                -0-       -0-
   Director        2004    -0-           -0-                -0-       -0-
                   2005    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------
William A. Garland, Ph.D.
VP and COO         2003    -0-           -0-                -0-       -0-
                   2004    -0-           -0-                -0-       -0-
                   2005    -0-           -0-                -0-       -0-
-----------------------------------------------------------------------------


The Company does not have any employment agreements with its executive officers.


EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

DIRECTOR COMPENSATION

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent director a fee for their attendance at board and committee meetings. We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors and committee meetings.

Equity Compensation Plans Information

The Company's 2004 Stock Option Plan (the "2004 Plan"), which has been approved by the Company's stockholders and the Company's 2000 Stock Incentive Plan (the "2000 Plan") permit the Company to grant stock options to acquire shares of the Company's common stock, award stock bonuses of the Company's common stock, and grant stock appreciation rights. Information related to those plans as of December 31, 2005, is are fully described in our Annual Report on Form 10-KSB for the year ended December 31, 2005


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon the review of the Forms 3, 4 and 5 furnished to the Company and certain representations made to the Company, the Company believes that during 2005, all members of the Board of Directors, our executive officers and person(s) who hold more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of the Company.


                               OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                            PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.


                STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Deadline for receipt of stockholder proposals for the 2007 Annual Meeting of Stockholders

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2007 Annual Meeting of Stockholders must be received no later than April 3, 2007. Stockholders wishing to nominate directors or propose other business at the 2007 Annual Meeting of Stockholders, but not intending to include such nomination or proposal in the Company's proxy statement for such meeting, must give advance written notice to the Company pursuant to our bylaws. Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of the 2007 Annual Meeting of Stockholders and must contain the information specified by our bylaws. If this notice is not timely, then the nomination or proposal will not be brought before the 2007 Annual Meeting of Stockholders.

                               ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB, including its financial statements for the year ended December 31, 2005, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                       By Order of the Board of Directors

                                       Martin Murray
                                       Secretary

November 27, 2006

                                    PROXY
                               AngioGenex, Inc.
                           425 Madison Ave Ste 902
                              New York NY 10017

          Proxy for Annual Meeting of Stockholders on December 27, 2006
           This Proxy is Solicited on Behalf of the Board of Directors

The Undersigned hereby appoints [Name] as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of AngioGenex, Inc. (the"Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 27, 2006, commencing at 9:30 a.m. Eastern Standard Time, at the Company's executive offices, 425 Madison Ave Ste 902 New York NY 10017 or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2005.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

Proposal 1. - Election of Directors          FOR        WITHHOLD     ABSTAIN

    Nominees:
    Michael Strage                           [ ]           [ ]         [ ]
    Richard Salvador                         [ ]           [ ]         [ ]
    Martin Murray                            [ ]           [ ]         [ ]
    George Gould                             [ ]           [ ]         [ ]

Proposal 2.                                  FOR        WITHHOLD     ABSTAIN
    Proposal to ratify of Williams & Webster, P.S.
    as Independent Auditors for the years ending
    December 31, 2005 and December 31, 2006  [ ]           [ ]         [ ]

3. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.

       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2006

SIGNATURE _______________________________________________________

NAME (PRINTED) __________________________________________________

TITLE ___________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.